SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                  Date of earliest event reported: June 6, 1997

                       First Industrial Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                                   1-13102              36-3935116
(State or other                        (Reporting File       (I.R.S. Employer
jurisdiction of organization)              Number)          Identification No.)

150 N. Wacker Drive, Suite 150
Chicago, Illinois                                                  60606
(Address of principal executive offices)                        (Zip Code)

                                 (312) 704-9000

              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

         Exhibit
         Number   Exhibit

           1 Underwriting Agreement dated June 3, 1997 relating to Depositary Shares each representing 1/100 of a share of 8 5/8% Series C Cumulative Preferred Stock with a liquidation preference equivalent to $25.00 per Depositary Share.

           4.1 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company relating to the Company's Series C Cumulative Preferred Stock, par value $.01.

           4.2 Deposit Agreement dated June 6, 1997 between the Company and First Chicago Trust Company of New York.

           4.3    Form of Stock Certificate for Series C Cumulative Preferred
                  Stock.



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                                      -3-


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST INDUSTRIAL REALTY TRUST, INC.


                                By:    /s/ Michael J. Havala
                                         ----------------------------
                                       Name:  Michael J. Havala
                                       Title: Chief Financial Officer
                                               and Secretary


Date:    June 6, 1997



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                                  Exhibit Index



 Exhibit
 Number   Exhibit

   1      Underwriting Agreement dated June 3, 1997 relating to
          Depositary Shares each representing 1/100 of a share of 8 5/8% Series C Cumulative Preferred Stock with a liquidation preference equivalent to $25.00 per Depositary Share.

   4.1 Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company relating to the Company's Series C Cumulative Preferred Stock, par value $.01.

   4.2 Deposit Agreement between the Company and First Chicago Trust Company of New York dated June 6, 1997.

   4.3    Form of Stock Certificate for Series C Cumulative Preferred
          Stock.